UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27074	52-1637226
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(408) 979-6100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 21, 2004, Secure Computing Corporation issued a press release announcing the Company’s third quarter results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished in this report, including the exhibit, shall not be incorporated by reference into Secure Computing’s filings with the SEC under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated October 21, 2004 issued by Secure Computing Corporation regarding third quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: October 22, 2004	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)